EXHIBIT 10.54


               Summary of Transaction Terms Between edcor and EVC
                                January 31, 2000



       Transaction                      Joint marketing of products and services
                                        to their respective client bases.

       Scope of Services                edcor  will  allow  EVC  to  market  its
                                        Training    Administration   (TAS)   and
                                        Tuition   Assistance   Processing  (TAP)
                                        services to EVC's  current and potential
                                        clients.  edcor will maintain control of
                                        this  process from the  standpoint  that
                                        EVC can not bind edcor to a  transaction
                                        without    the    approval   of   edcor.
                                        Additionally,    edcor   will   maintain
                                        ownership  of  all  of  its  proprietary
                                        software and nothing in this document is
                                        intended  to convey  any such  rights to
                                        EVC. As part of edcor's TAS offering, an
                                        employee assessment service is available
                                        to EVC to  market.  It is also  intended
                                        that  EVC  will   retain   edcor's   TAS
                                        offering for its own  internal  training
                                        administration   needs   for   its   own
                                        employees.

                                        EVC  will  allow  edcor  to  market  its
                                        distance learning technology and content
                                        package  to its  current  and  potential
                                        clients.  EVC will  maintain  control of
                                        this  process from the  standpoint  that
                                        edcor can not bind EVC to a  transaction
                                        without    the    approval    of    EVC.
                                        Additionally,    EVC    will    maintain
                                        ownership of all of its proprietary software and nothing in this document is intended to convey any such rights to edcor.


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       Fees and Commissions             The  intention  of  both  parties  is to
                                        establish     long     term,     ongoing
                                        relationships between EVC, edcor and the
                                        corporate client.  The fee structure for
                                        each  transaction will be agreed to on a
                                        case by case  basis and  nothing in this
                                        document  is  intended to bind the other
                                        party   in   terms   of  its   fees  and
                                        commissions.

                                        edcor will  submit to EVC, or vice versa
                                        as the  case  may  be,  on a  client  by
                                        client  basis,  a fee  structure for the
                                        services   based   upon  a   "scope   of
                                        services"  outlined by EVC.  EVC will be
                                        permitted  to add an  additional  fee on
                                        top of the service fee proposed by edcor
                                        and present the aggregated amount as the
                                        total fee for  services  rendered to the
                                        client.  All fee structures and detailed
                                        service     requirements     will     be
                                        incorporated   in  writing  in  a  "deal
                                        sheet"  and  agreed  to by both  parties
                                        prior   to   either   party   making   a
                                        commitment to a client.

       Projects Each individual project involving both EVC and edcor will require a separate "Project Memo" detailing the scope of services, detailed direct costs, individual responsibilities, objective of the project and any other aspects that would identify the direction and intention of the project.

       Payments All fees and commissions will be paid by the collecting party within 30 days of receipt of payment. If advance retainers, or early funding for capital outlays are involved, the collecting party shall make payment to the other party within seven working days.

       Invoices Invoices between each firm will be monthly, unless an advance retainer is involved as described above. Each
                                        company   agrees  that  they  will  make
                                        available  all books and  records to the
                                        other company  during  regular  business
                                        hours  for  the  purposes  of  auditing,
                                        reconciling  or   verification   of  the
                                        activity between both companies. Notice of financial review will be given at least seven days in advance of the actual review.

       Term Five years with automatic renewal in absence of written notice to terminate. Either party may terminate this agreement with ninety days written notice to the other party. It is understood that outstanding obligations as outlined in a "deal sheet" may extend beyond the ninety-day termination period.


Agreed this 31 day of January, 2000


                                        Chairman and CEO Educational
/s/ Dr. Arol I. Buntzman                Video Conferencing, Inc.
----------------------------            -------------------------------------
Dr. Arol I. Buntzman                    CEO, EVC





/s/ Daniel H. Rose                      CEO
-----------------------------           ---------------------------------------_
Daniel H. Rose                          CEO, edcor Data Services